Exhibit 99.3 Galaxy Digital Inc. Historical Select Financial Data as of Q2 2026 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence. Throughout this document, totals may not sum due to rounding. In addition, some items may not agree to totals disclosed elsewhere due to rounding. Certain comparative figures within this supplement have been reclassified to conform to the current period's presentation.

Consolidated Statements of Operations (Unaudited) Three Months Ended Year Ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Consolidated Revenues and gains / (losses) from operations Digital asset sales $ 8,483,049 $ 9,964,643 $ 10,237,278 $ 28,199,024 $ 8,564,980 $ 12,849,568 $ 15,648,238 $ 8,464,827 $ 8,785,677 $ 9,257,178 $ 59,850,850 $ 42,155,920 $ 51,488,120 Fees 18,089 21,610 25,516 104,546 16,992 11,517 27,816 20,722 26,528 28,128 158,571 103,194 50,811 Blockchain rewards 17,724 27,616 55,477 52,199 41,162 71,112 84,761 48,099 37,680 10,274 219,950 180,814 5,685 Proprietary mining 2,554 709 1,138 1,171 944 11,236 15,430 11,435 16,312 20,128 14,489 63,305 33,121 Blockchain rewards from non-customers 669 132 1,720 2,612 5,243 5,364 2,423 1,944 674 2,910 14,939 7,951 982 Lending 29,435 26,734 45,700 42,586 32,234 27,409 29,085 23,630 16,020 16,754 147,929 85,489 48,060 Data centers operating revenue 5,816 — — — — — — — — — — — — Revenues 8,557,336 10,041,444 10,366,829 28,402,138 8,661,555 12,976,206 15,807,753 8,570,657 8,882,891 9,335,372 60,406,728 42,596,673 51,626,779 Gains / (losses) from operations 134,320 171,781 (142,806) 816,982 395,094 (120,331) 544,613 141,633 (18,180) 493,051 948,939 1,161,117 582,860 Data centers leasing revenue 18,877 — — — — — — — — — — — — Revenues and gains / (losses) from operations 8,710,533 10,213,225 10,224,023 29,219,120 9,056,649 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 61,355,667 43,757,790 52,209,639 Operating Expenses Digital asset sales costs 8,439,520 9,971,356 10,217,606 28,186,476 8,546,795 12,839,085 15,630,870 8,454,159 8,769,445 9,247,968 59,789,962 42,102,442 51,441,223 Blockchain reward distributions 13,124 19,513 47,420 41,674 33,382 56,446 60,760 39,330 29,829 379 178,922 130,298 2,565 Borrowing costs 18,796 17,460 30,944 51,535 41,710 33,838 37,466 26,632 18,779 17,883 158,027 100,760 18,171 Mining and hosting costs 2,642 779 989 846 741 5,534 11,909 10,013 10,466 15,255 8,110 47,643 20,772 Other transaction expenses 5,923 7,637 9,146 12,246 7,312 12,107 9,790 6,001 6,317 6,606 40,811 28,714 11,352 Data centers operating expenses 5,816 — — — — — — — — — — — — Transaction expenses 8,485,821 10,016,745 10,306,105 28,292,777 8,629,940 12,947,010 15,750,795 8,536,135 8,834,836 9,288,091 60,175,832 42,409,856 51,494,083 Impairment of digital assets 181,348 284,402 316,093 197,702 127,477 112,429 140,981 108,466 56,947 25,525 753,701 331,920 98,340 Compensation and benefits 83,996 83,548 92,898 85,048 64,969 56,953 85,977 57,290 61,253 61,071 299,868 265,591 219,256 Notes interest expense 25,098 17,576 16,521 14,415 14,240 14,071 9,683 7,105 7,040 6,976 59,247 30,804 27,285 Depreciation and amortization 9,161 5,839 6,601 7,397 7,458 12,613 13,416 13,008 10,956 9,500 34,069 46,880 22,945 Other expenses 54,032 40,376 42,728 77,269 46,172 104,621 221,913 29,426 32,358 30,306 270,790 314,003 93,564 Total operating expenses 8,839,456 10,448,486 10,780,946 28,674,608 8,890,256 13,247,697 16,222,765 8,751,430 9,003,390 9,421,469 61,593,507 43,399,054 51,955,473 Notes payable - derivative — — — — (125,150) 89,606 (16,583) (2,858) (2,573) (9,713) (35,544) (31,727) (9,603) Other income / (expense), net 736 704 424 690 918 672 167 783 1,612 213 2,705 2,774 (135) Total other income / (expense) 736 704 424 690 (124,232) 90,278 (16,416) (2,075) (961) (9,500) (32,839) (28,953) (9,738) Net income / (loss) for the period, before taxes (128,187) (234,557) (556,499) 545,202 42,161 (301,544) 113,185 (41,215) (139,640) 397,454 (270,679) 329,783 244,428 Tax expense / (benefit) (42,871) (18,246) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Net income / (loss) for the period (85,316) (216,311) (481,666) 505,057 30,691 (295,432) 117,522 (33,330) (125,596) 388,127 (241,349) 346,722 228,514 Other comprehensive income (loss), net of tax Change in fair value of cash flow hedges 3,492 4,550 (1,901) (2,605) 0.00 0.00 0.00 0.00 0.00 0.00 (4,506) 0.00 0.00 Other comprehensive income (loss) 3,492 4,550 (1,901) (2,605) — — — — — — (4,506) — — Comprehensive income (loss) $ (81,824) $ (211,761) $ (483,567) $ 502,452 $ 30,691 $ (295,432) $ 117,522 $ (33,330) $ (125,596) $ 388,127 $ (245,855) $ 346,722 $ 228,514 Reconciliation to Adjusted EPS Net income (85,316) (216,311) (481,666) 505,057 30,691 (295,432) 117,522 (33,330) (125,596) 388,127 (241,349) 346,723 228,514 Less: Net income attribuable to noncontrolling interest (67,403) (124,157) (283,777) 296,589 16,191 (185,490) 74,123 (21,079) (80,226) 257,743 (156,486) 230,458 152,656 Net income attributable to common shareholders (17,913) (92,154) (197,889) 208,468 14,500 (109,942) 43,399 (12,251) (45,370) 130,384 (84,863) 116,265 75,858 Weighted average number of Class A Common Stock shares 192,869,271 192,074,376 190,273,074 174,709,471 143,103,474 127,863,254 126,382,071 125,360,919 122,305,203 109,230,850 159,201,378 120,847,366 105,677,379 Basic EPS $ (0.09) $ (0.48) $ (1.04) $ 1.19 $ 0.10 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.19 $ (0.53) 0.96 0.72 Net Income used to calculate basic income (loss) per share) (17,913) (92,154) (197,889) 208,468 14,500 (109,942) 43,399 (12,251) (45,370) 130,384 (84,863) 116,265 75,858 Additional income (loss) to calculate diluted income (loss) per share1 0 (98,945) (222,417) 14,688 16,191 0 81,292 (21,079) (80,226) 0.00 (136,994) 183,320 152,685 Net income (loss) used in the calculation of diluted income (loss) per share (17,913) (191,099) (420,306) 223,156 30,691 (109,942) 124,691 (33,330) (125,596) 130,384 (221,857) 299,585 228,543

Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share1 192,869,271 390,482,653 389,206,281 221,463,809 371,717,071 127,863,254 365,354,895 341,208,036 338,212,221 123,184,071 366,475,172 356,723,762 325,978,160 Diluted EPS $ (0.09) $ (0.49) $ (1.08) $ 1.01 $ 0.08 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.06 $ (0.61) $ 0.84 $ 0.70 Net income used to calculate diluted EPS (17,913) (191,099) (420,306) 223,156 30,691 (109,942) 124,691 (33,330) (125,596) 130,384 (221,857) 299,585 228,543 Noncontrolling interest income, net of tax2 (17,914) — — 253,139 — (185,490) — — — 257,743 — — — Net income used to calculate adjusted income (loss) per share (35,827) (191,099) (420,306) 476,295 30,691 (295,432) 124,691 (33,330) (125,596) 388,127 (221,857) 299,585 228,543 Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share 192,869,271 390,482,653 389,206,281 221,463,809 371,717,071 127,863,254 365,354,895 341,208,036 338,212,221 123,184,071 366,475,172 356,723,762 325,978,160 Noncontrolling interest weighted average shares outstanding 197,579,377 0 0 202,646,202 — 215,862,343 — — — 215,928,474 — — — Weighted average number of Class A Common Stock shares for the purposes of Adjusted income (loss) per share 390,448,648 390,482,653 389,206,281 424,110,011 371,717,071 343,725,597 365,354,895 341,208,036 338,212,221 339,112,545 366,475,172 356,723,762 325,978,160 Adjusted income (loss) per share $ (0.09) $ (0.49) $ (1.08) $ 1.12 $ 0.08 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.14 $ (0.61) $ 0.84 $ 0.70 Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 8,710,533 10,213,225 10,224,023 29,219,120 9,056,649 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 61,355,667 43,757,790 52,209,639 Less: Impairment of digital assets 181,348 284,402 316,093 197,702 127,477 112,429 140,981 108,466 56,947 25,525 753,701 331,920 98,340 Less: transaction expenses 8,485,821 10,016,745 10,306,105 28,292,777 8,629,940 12,947,010 15,750,795 8,536,135 8,834,836 9,288,091 60,175,832 42,409,856 51,494,083 Adjusted gross profit $ 43,364 $ (87,922) $ (398,175) $ 728,641 $ 299,232 $ (203,564) $ 460,590 $ 67,689 $ (27,072) $ 514,807 $ 426,134 $ 1,016,014 $ 617,216 Reconciliation to Non-GAAP Adjusted EBITDA Net income $ (85,316) $ (216,311) $ (481,666) $ 505,057 $ 30,691 $ (295,432) $ 117,522 $ (33,330) $ (125,596) $ 388,127 $ (241,349) $ 346,722 $ 228,514 Equity based compensation and related expense 16,206 18,099 14,665 22,057 18,783 10,014 24,242 17,713 23,257 20,532 65,519 85,744 86,174 Notes interest and other expense 25,097 17,576 16,521 14,415 12,042 16,269 11,770 9,107 8,863 8,593 59,247 38,333 32,113 Taxes (42,871) (18,246) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Depreciation and amortization expense 9,161 5,839 6,601 7,397 7,458 12,613 13,416 13,008 10,956 9,500 34,069 46,880 22,946 Unrealized (gain) / loss on notes payable - derivative — — — — 125,150 (89,606) 16,582 2,859 2,573 9,713 35,544 31,727 9,603 Mining related impairment loss / loss on disposal — — — 38,027 15 57,014 — — — — 95,056 — 1,682 Other 465 5,506 1,165 2,520 5,506 5,724 182,975 446 (853) 365 14,915 182,933 3,925 Adjusted EBITDA $ (77,258) $ (187,537) $ (517,547) $ 629,618 $ 211,115 $ (289,516) $ 362,170 $ 1,918 $ (94,844) $ 446,157 $ 33,671 $ 715,400 $ 400,871 1 Difference between net income (loss) and share count used to calculate basic EPS and net income (loss) and share count used to calculate diluted EPS relates to additional income (loss) as well as incremental number of shares attributed to, share-based compensation, noncontrolling interest, and convertible notes if dilutive. 2 In periods prior to the redomiciliation of Galaxy Digital Holdings LP, the noncontrolling interest income is assumed to have no incremental tax impact on the earnings per share.

Statements of Operations by Segment (Unaudited) Three month ended Year Ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Digital Assets Revenues and gains / (losses) from operations Digital asset sales $ 8,483,049 $ 9,964,643 $ 10,237,278 $ 28,199,024 $ 8,564,980 $ 12,849,568 $ 15,648,238 $ 8,464,827 $ 8,785,677 $ 9,257,178 $ 59,850,850 $ 42,155,920 $ 51,488,120 Fees 18,089 23,291 27,177 106,483 19,087 14,580 21,974 14,527 19,607 18,854 167,327 74,962 29,240 Blockchain rewards 17,477 29,389 56,967 56,918 42,550 80,700 80,941 53,590 37,142 8,251 237,135 179,924 3,230 Proprietary mining — — — — — — — — — — — — — Blockchain rewards from non-customers 669 132 1,720 2,350 1,205 1,055 1,308 960 674 2,910 6,330 5,852 982 Lending 24,780 21,102 36,931 33,236 27,923 25,626 27,251 21,905 15,873 15,376 123,716 80,405 43,919 Revenues 8,544,064 10,038,557 10,360,073 28,398,011 8,655,745 12,971,529 15,779,712 8,555,809 8,858,973 9,302,569 60,385,358 42,497,063 51,565,491 Gains / (losses) from operations 172,168 310,276 307,947 408,121 55,470 92,370 108,297 71,158 (3,073) 66,958 863,908 243,340 87,907 Data centers leasing revenue — — — — — — — — — — — — — Data centers operator revenue — — — — — — — — — — — — — Revenues and gains / (losses) from operations 8,716,232 10,348,833 10,668,020 28,806,132 8,711,215 13,063,899 15,888,009 8,626,967 8,855,900 9,369,527 61,249,266 42,740,403 51,653,398 Operating Expenses Digital asset sales costs 8,439,520 9,971,356 10,217,606 28,186,476 8,546,795 12,839,085 15,630,870 8,454,159 8,769,445 9,247,968 59,789,962 42,102,441 51,441,223 Blockchain reward distributions 13,124 21,295 49,332 46,872 38,321 67,766 63,448 44,590 33,099 5,594 202,291 146,731 3,069 Borrowing costs 13,833 18,963 27,966 47,771 6,437 5,789 13,933 5,762 1,948 4,009 87,963 25,652 8,825 Mining and hosting costs — — — — — — — — — — — — — Other transaction expenses 2,702 3,800 5,877 9,389 4,925 8,220 6,755 5,241 5,612 5,620 28,411 23,228 8,473 Transaction expenses 8,469,179 10,015,414 10,300,781 28,290,508 8,596,478 12,920,860 15,715,006 8,509,752 8,810,104 9,263,191 60,108,627 42,298,052 51,461,590 Impairment of digital assets 181,348 284,402 316,093 197,702 43,307 78,308 72,049 47,931 10,333 8,934 635,410 139,247 47,791 Compensation and benefits 56,402 58,595 67,656 57,945 45,347 38,826 47,250 41,026 45,374 42,275 209,774 175,925 148,909 Notes interest expense — — — — — — — — — — — — — Depreciation and amortization 1,650 3,164 3,679 3,812 3,560 3,555 3,389 3,568 3,182 1,307 14,606 11,446 4,344 Other expenses 29,053 21,809 21,631 21,778 25,058 18,821 20,908 15,835 17,932 14,050 87,288 68,725 44,854 Total operating expenses 8,737,632 10,383,384 10,709,840 28,571,745 8,713,750 13,060,370 15,858,602 8,618,112 8,886,925 9,329,757 61,055,705 42,693,395 51,707,488 Notes payable - derivative — — — — — — — — — — — — — Other income / (expense), net 648 247 319 6 — — — — — — 325 — — Total other income / (expense) 648 247 319 6 — — — — — — 325 — — Net income / (loss) for the period, before taxes (20,752) (34,304) (41,501) 234,393 (2,535) 3,529 29,407 8,855 (31,025) 39,770 193,886 47,008 (54,090) Tax expense / (benefit) (1,704) — — — — — — — — — — — — Net income / (loss) for the period $ (19,048) $ (34,304) $ (41,501) $ 234,393 $ (2,535) $ 3,529 $ 29,407 $ 8,855 $ (31,025) $ 39,770 $ 193,886 $ 47,008 $ (54,090) Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations $ 8,716,232 $ 10,348,833 $ 10,668,020 $ 28,806,132 $ 8,711,215 $ 13,063,899 $ 15,888,009 $ 8,626,967 $ 8,855,900 $ 9,369,527 $ 61,249,266 $ 42,740,403 $ 51,653,398 Less: impairment of digital assets 181,348 284,402 316,093 197,702 43,307 78,308 72,049 47,931 10,333 8,934 635,410 139,247 47,791 Less: transaction expenses 8,469,179 10,015,414 10,300,781 28,290,508 8,596,478 12,920,860 15,715,006 8,509,752 8,810,104 9,263,191 60,108,627 42,298,052 51,461,590 Adjusted gross profit $ 65,705 $ 49,017 $ 51,146 $ 317,922 $ 71,430 $ 64,731 $ 100,954 $ 69,284 $ 35,463 $ 97,402 $ 505,229 $ 303,104 $ 144,017 Global Markets Adjusted gross profit 48,794 31,168 30,126 294,769 55,402 43,131 77,499 54,072 17,652 76,588 423,428 225,812 107,226 Asset Management and Infrastructure Solutions Adjusted gross profit 16,911 17,849 21,020 23,153 16,028 21,600 23,455 15,212 17,811 20,814 81,801 77,292 36,791 Reconciliation to Non-GAAP Adjusted EBITDA Net income $ (19,048) $ (34,304) $ (41,501) $ 234,393 $ (2,535) $ 3,529 $ 29,407 $ 8,855 $ (31,025) $ 39,770 $ 193,886 $ 47,008 $ (54,090) Equity based compensation and related expense 9,218 10,971 8,827 11,989 11,826 5,942 12,947 11,128 17,128 13,620 38,584 54,823 51,716 Notes interest and other expense — — — — — — — — — — — — — Taxes (1,704) — — — — — — — — — — — — Depreciation and amortization expense 1,650 3,164 3,679 3,812 3,560 3,555 3,389 3,568 3,182 1,307 14,606 11,446 4,344 Unrealized (gain) / loss on notes payable - derivative — — — — — — — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — — — — — — — Other (646) 808 (319) (6) — — — — — — (325) — 48 Adjusted EBITDA $ (10,530) $ (19,361) $ (29,314) $ 250,188 $ 12,851 $ 13,026 $ 45,743 $ 23,551 $ (10,715) $ 54,697 $ 246,751 $ 113,277 $ 2,018

Key Performance Metrics Global Markets Loan book size (average) 1,437,689 1,427,015 1,794,825 1,768,400 1,107,328 874,028 861,201 668,144 536,611 493,636 1,386,145 639,898 371,994 Total trading counterparties 1,741 1,691 1,620 1,532 1,445 1,381 1,328 1,280 1,212 1,161 1,620 1,328 1,052 Asset Management & Infrastructure Solutions Assets on Platform ETFs 1,805,158 2,190,447 2,838,508 3,902,542 3,326,798 2,598,011 3,482,253 2,589,448 2,392,210 2,729,560 2,838,508 3,482,253 1,588,611 Alternatives 2,552,888 2,757,406 3,582,471 4,812,564 2,404,948 2,079,150 2,182,916 2,046,078 2,111,247 5,088,712 3,582,471 2,182,916 3,584,341 Assets under stake 2,789,567 3,214,580 4,976,299 6,609,542 3,149,855 2,342,666 4,235,442 3,393,629 2,144,218 486,201 4,976,299 4,235,442 243,418

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Data Centers Revenues and gains / (losses) from operations Digital asset sales $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Fees — — — — — — — — — — — — — Blockchain rewards — — — — — — — — — — — — — Proprietary mining — — — — — — — — — — — — — Blockchain rewards from non-customers — — — — — — — — — — — — — Lending 1,266 3,050 5,771 2,662 — — — — — — 8,433 — — Data centers operator revenue 5,816 — — — — — — — — — — — — Revenues 7,082 3,050 5,771 2,662 — — — — — — 8,433 — — Gains / (losses) from operations — — (1,186) — — — — — — — (1,186) — — Data center leasing revenue 18,877 — — — — — — — — — — — — Revenues and gains / (losses) from operations 25,959 3,050 4,585 2,662 — — — — — — 7,247 — — Operating Expenses Digital asset sales costs — — — — — — — — — — — — — Blockchain reward distributions — — — — — — — — — — — — — Borrowing costs — — — — — — — — — — — — — Mining and hosting costs — — — — — — — — — — — — — Other transaction expenses — — — — — — — — — — — — — Data centers operator costs 5,816 — — — — — — — — — — — — Transaction expenses 5,816 — — — — — — — — — — — — Impairment of digital assets — — — — — — — — — — — — — Compensation and benefits 5,708 3,103 3,573 218 — 1,263 — — — — 5,054 — — Notes interest expense 7,365 — — — — — — — — — — — — Depreciation and amortization 4,762 — — — — 1,251 2,148 1,875 1,800 1,674 1,251 7,497 5,548 Other expenses 3,603 1,494 1,225 430 — 385 — — — — 2,040 — — Total operating expenses 27,254 4,597 4,798 648 — 2,899 2,148 1,875 1,800 1,674 8,345 7,497 5,548 Notes payable - derivative — — — — — — — — — — — — — Other income / (expense), net — — (90) 90 — — — — — — — — — Total other income / (expense) — — (90) 90 — — — — — — — — — Net income / (loss) for the period, before taxes (1,295) (1,547) (303) 2,104 — (2,899) (2,148) (1,875) (1,800) (1,674) (1,098) (7,497) (5,548) Tax expense / (benefit) (32,450) — — — — — — — — — — — — Net income / (loss) for the period $ 31,155 $ (1,547) $ (303) $ 2,104 $ 0 $ (2,899) $ (2,148) $ (1,875) $ (1,800) $ (1,674) $ (1,098) $ (7,497) $ (5,548) Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations $ 25,959 $ 3,050 $ 4,585 $ 2,662 $ - $ - $ - $ - $ - $ - $ 7,247 $ - $ - Less: digital asset impairment — — — — — — — — — — — — — Less: transaction expenses 5,816 — — — — — — — — — — — — Adjusted gross profit $ 20,143 $ 3,050 $ 4,585 $ 2,662 $ - $ - $ - $ - $ - $ - $ 7,247 $ - $ - Reconciliation to Non-GAAP Adjusted EBITDA Net income $ 31,155 $ (1,547) $ (303) $ 2,104 $ - $ (2,899) $ (2,148) $ (1,875) $ (1,800) $ (1,674) $ (1,098) $ (7,497) $ (5,548) Equity based compensation and related expense 657 637 464 1,645 — 471 — — — — 2,580 — — Notes interest and other expense 7,365 — — — — — — — — — — — — Taxes (32,450) — — — — — — — — — — — — Depreciation and amortization expense 4,762 — — — — 1,251 2,148 1,875 1,800 1,674 1,251 7,497 5,548 Unrealized (gain) / loss on notes payable - derivative — — — — — — — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — — — — — — — Other — — 90 (90) — — — — — — — — — Adjusted EBITDA $ 11,489 $ (910) $ 251 $ 3,659 $ - $ (1,177) $ - $ - $ - $ - $ 2,733 $ - $ -

Data Centers Cash Flow Statement Three Months Ended June 30, 2026 Cash flows from operating activities Net income $ 31,155 Depreciation and amortization 4,762 Income tax expense (benefit) (32,450) Other 657 Change in working capital, net (7,030) Net cash provided by (used in) operating activities (2,906) Cash flows from investing activities Purchase of property and equipment (395,575) Net cash used in investing activities (395,575) Cash flows from financing activities Notes payable, net of issuance cost 172,974 Contributions from parent 142,100 Net cash provided by financing activities 315,074 Net increase (decrease) in cash (83,407) Cash, beginning of period 311,428 Cash, end of period 228,021 Supplemental non-cash investing and financing activities Non-cash addition to property, plant and equipment 52,283

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Treasury and Corporate Revenues and gains / (losses) from operations Digital asset sales $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Fees — (1,681) (1,661) (1,937) (2,095) (3,063) 5,842 6,195 6,921 9,274 (8,756) 28,232 21,571 Blockchain rewards 247 (1,773) (1,490) (4,719) (1,388) (9,588) 3,820 (5,491) 538 2,023 (17,185) 890 2,455 Proprietary mining 2,554 709 1,138 1,171 944 11,236 15,430 11,435 16,312 20,128 14,489 63,305 33,121 Blockchain rewards from non-customers — — — 262 4,038 4,309 1,115 984 — — 8,609 2,099 — Lending 3,389 2,582 2,998 6,688 4,311 1,783 1,834 1,725 147 1,378 15,780 5,084 4,141 Data center operator revenue — — — — — — — — — — — — — Revenues 6,190 (163) 985 1,465 5,810 4,677 28,041 14,848 23,918 32,803 12,937 99,610 61,288 Gains / (losses) from operations (37,848) (138,495) (449,567) 408,861 339,624 (212,701) 436,316 70,475 (15,107) 426,093 86,217 917,777 494,953 Data centers leasing revenue — — — — — — — — — — — — — Revenues and gains / (losses) from operations (31,658) (138,658) (448,582) 410,326 345,434 (208,024) 464,357 85,323 8,811 458,896 99,154 1,017,387 556,241 Operating Expenses Digital asset sales costs — — — — — — — — — — — — — Blockchain reward distributions — (1,782) (1,912) (5,198) (4,939) (11,320) (2,688) (5,260) (3,270) (5,215) (23,369) (16,433) (504) Borrowing costs 4,963 (1,503) 2,978 3,764 35,273 28,049 23,533 20,870 16,831 13,874 70,064 75,108 9,346 Mining and hosting costs 2,642 779 989 846 741 5,534 11,909 10,013 10,466 15,255 8,110 47,643 20,772 Other transaction expenses 3,221 3,837 3,269 2,857 2,387 3,887 3,035 760 705 986 12,400 5,486 2,879 Data center operating costs — — — — — — — — — — — — — Transaction expenses 10,826 1,331 5,324 2,269 33,462 26,150 35,789 26,383 24,732 24,900 67,205 111,804 32,493 Impairment of digital assets — — — — 84,170 34,121 68,932 60,535 46,614 16,591 118,291 192,673 50,549 Compensation and benefits 21,886 21,850 21,669 26,885 19,622 16,864 38,727 16,264 15,879 18,796 85,040 89,666 70,347 Notes interest expense 17,733 17,576 16,521 14,415 14,240 14,071 9,683 7,105 7,040 6,976 59,247 30,804 27,285 Depreciation and amortization 2,749 2,675 2,922 3,585 3,898 7,807 7,879 7,565 5,974 6,519 18,212 27,937 13,053 Other expenses 21,376 17,073 19,872 55,061 21,114 85,415 201,005 13,591 14,426 16,256 181,462 245,278 48,710 Total operating expenses 74,570 60,505 66,308 102,215 176,506 184,428 362,015 131,443 114,665 90,038 529,457 698,162 242,437 Notes payable - derivative — — — — (125,150) 89,606 (16,583) (2,858) (2,573) (9,713) (35,544) (31,727) (9,603) Other income / (expense), net 88 457 195 595 918 672 166 783 1,612 213 2,380 2,774 (135) Total other income / (expense) 88 457 195 595 (124,232) 90,278 (16,417) (2,075) (961) (9,500) (33,164) (28,953) (9,738) Net income / (loss) for the period, before taxes (106,140) (198,706) (514,695) 308,706 44,696 (302,174) 85,925 (48,195) (106,815) 359,358 (463,467) 290,272 304,066 Tax expense / (benefit) (8,717) (18,246) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Net income / (loss) for the period $ (97,423) $ (180,460) $ (439,862) $ 268,561 $ 33,226 $ (296,062) $ 90,263 $ (40,310) $ (92,771) $ 350,031 $ (434,137) $ 307,211 $ 288,152 Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations $ (31,658) $ (138,658) $ (448,582) $ 410,326 $ 345,434 $ (208,024) $ 464,357 $ 85,323 $ 8,811 $ 458,896 $ 99,154 $ 1,017,387 $ 556,241 Less: digital asset impairment — — — — 84,170 34,121 68,932 60,535 46,614 16,591 118,291 192,673 50,549 Less: transaction expenses 10,826 1,331 5,324 2,269 33,462 26,150 35,789 26,383 24,732 24,900 67,205 111,804 32,493 Adjusted gross profit $ (42,484) $ (139,989) $ (453,906) $ 408,057 $ 227,802 $ (268,295) $ 359,636 $ (1,595) $ (62,535) $ 417,405 $ (86,342) $ 712,910 $ 473,199 Reconciliation to Non-GAAP Adjusted EBITDA Net income $ (97,423) $ (180,460) $ (439,862) $ 268,561 $ 33,226 $ (296,062) $ 90,263 $ (40,310) $ (92,771) $ 350,031 $ (434,137) $ 307,211 $ 288,152 Equity based compensation and related expense 6,331 6,491 5,374 8,423 6,957 3,601 11,295 6,585 6,129 6,912 24,355 30,921 34,458 Notes interest and other expense 17,732 17,576 16,521 14,415 12,042 16,269 11,770 9,107 8,863 8,593 59,247 38,333 32,113 Taxes (8,717) (18,246) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Depreciation and amortization expense 2,749 2,675 2,922 3,585 3,898 7,807 7,879 7,565 5,974 6,519 18,212 27,937 13,054 Unrealized (gain) / loss on notes payable - derivative — — — — 125,150 (89,606) 16,583 2,858 2,573 9,713 35,544 31,727 9,603 Mining related impairment loss / loss on disposal — — — 38,027 15 57,014 — — — — 95,056 0 1,682 Other 1,111 4,698 1,394 2,616 5,506 5,724 182,975 446 (853) 365 15,240 182,933 3,877 Adjusted EBITDA $ (78,217) $ (167,266) $ (488,484) $ 375,772 $ 198,264 $ (301,365) $ 316,428 $ (21,634) $ (84,129) $ 391,460 $ (215,813) $ 602,123 $ 398,853

Treasury & Corporate Net Digital Asset and Investment Exposure, Excluding Derivatives (Unaudited)

	Period ended										
($ in thousands)	**June 30, 2026**	**March 31, 2026**	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**	**June 30, 2024**	**March 31, 2024**	**December 31, 2023**
Net Digital Asset Exposure											
Bitcoin	$ 400,130	$ 430,996	$ 576,562	$ 545,854	$ 762,863	$ 664,055	$ 707,737	$ 824,379	$ 707,752	$ 737,176	$ 505,243
Ether	—	41,556	123,968	257,624	151,882	152,181	249,527	176,190	188,404	251,812	214,449
SOL	58,425	60,604	87,878	251,127	87,364	64,312	118,319	90,248	124,909	129,446	—
Other token exposure	75,592	134,130	131,661	249,703	161,478	31,352	161,159	199,329	166,989	213,112	148,494
Net Digital Asset Exposure	**534,147**	**667,286**	**920,069**	**1,304,308**	**1,163,587**	**911,900**	**1,236,743**	**1,290,146**	**1,188,053**	**1,331,547**	**868,185**
Venture and Fund Investments	605,517	649,997	616,924	646,395	636,040	605,208	542,713	484,194	495,171	475,057	458,199
Other Liquid Investments	19,081	44,733	140,990	190,715	70,877	53,444	68,481	14,592	10,228	11,428	15,310
Investment Exposure	624,598	694,730	757,914	837,110	706,917	658,652	611,194	498,786	505,399	486,485	473,509
Total Treasury & Corporate Net Digital Asset and Investment Exposure	**$ 1,158,745**	**$ 1,362,016**	**$ 1,677,983**	**$ 2,141,418**	**$ 1,870,504**	**$ 1,570,552**	**$ 1,847,937**	**$ 1,788,932**	**$ 1,693,452**	**$ 1,818,032**	**$ 1,341,694**

Consolidated Statements of Financial Position (Unaudited) Period ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Current assets Cash and cash equivalents $ 895,744 $ 910,691 $ 1,246,240 $ 1,137,426 $ 691,331 $ 509,438 $ 462,103 $ 271,977 $ 314,033 $ 247,232 $ 316,610 $ 295,001 $ 301,625 $ 399,943 $ 542,101 $ 1,038,176 $ 1,073,854 $ 934,177 Digital intangible assets 2,450,733 2,739,659 3,526,216 3,785,085 3,186,098 2,123,860 2,547,581 2,367,770 1,851,966 1,853,704 972,429 821,069 834,149 693,645 362,383 654,036 593,602 1,679,217 Digital financial assets 1,055,655 921,017 988,621 322,949 369,649 514,479 359,665 103,447 83,125 102,744 74,386 131,824 275,194 141,363 199,632 191,292 251,540 362,220 Digital assets loan receivable, net of allowance 782,361 664,714 1,070,029 1,299,669 894,876 280,095 579,530 305,276 177,230 95,218 104,504 80,442 47,099 45,143 49,971 110,349 69,894 172,849 Assets posted as collateral 164,314 173,732 199,983 714,869 718,649 506,634 277,147 227,050 203,942 173,390 318,195 123,499 8,783 94,886 25,138 95,140 82,786 131,623 Investments 657,951 623,592 709,069 853,848 748,290 545,754 834,812 594,564 508,380 578,975 — — 17,878 — — — — — Derivative assets 135,134 86,234 83,807 152,579 134,907 128,353 207,653 141,961 153,470 341,336 173,209 45,442 69,083 92,209 18,763 23,909 29,718 45,744 Accounts receivable 86,453 103,192 34,012 71,953 41,393 28,864 55,279 30,309 82,646 169,739 60,929 54,535 65,146 41,794 30,874 41,057 86,591 137,570 Digital assets receivable 3,171 2,797 3,778 4,586 2,668 17,674 53,608 43,118 44,576 24,132 14,686 7,528 9,620 20,296 12,423 21,012 17,287 50,355 Loans receivable 947,408 627,604 554,449 635,371 529,021 407,966 476,620 398,510 404,991 402,722 377,105 247,276 316,647 188,976 62,611 76,028 131,045 303,534 Prepaid expenses and other assets 59,523 87,382 99,734 78,851 39,898 29,884 26,892 31,452 26,643 34,724 36,924 54,285 33,305 31,438 33,870 52,272 63,075 34,228 Total current assets 7,238,447 6,940,614 8,515,938 9,057,186 7,356,780 5,093,001 5,880,890 4,515,434 3,851,002 4,023,916 2,448,977 1,860,901 1,978,529 1,749,693 1,337,766 2,303,271 2,399,392 3,851,517 Non-current assets Digital intangible assets 11,023 12,943 26,824 56,500 3,014 15,030 20,979 56,789 22,372 52,859 41,356 — — — — — — — Digital assets receivable 3,218 2,256 4,719 16,846 3,397 1,996 7,112 7,015 3,854 18,065 6,174 3,537 4,378 7,403 5,154 11,172 6,072 35,737 Digital assets loan receivable, non-current 4,319 5,425 8,900 — — — — 18,376 12,881 — — — — — — — — — Investments 884,128 875,076 1,023,236 1,252,354 863,653 736,060 808,694 704,542 800,315 822,412 735,103 586,513 589,878 683,680 588,558 743,156 725,422 1,008,759 Loans receivable, non-current 6,787 7,050 2,553 7,300 6,675 56,800 — — — — 10,259 113,792 18,698 100,150 100,977 — — — Property and equipment, net 2,218,204 1,777,852 1,423,113 874,059 596,120 262,216 237,038 220,303 225,290 227,193 213,348 212,419 205,638 192,940 188,019 140,619 149,072 94,736 Other non-current assets 411,332 304,242 276,275 195,812 194,078 113,052 107,105 115,083 108,518 93,411 94,806 106,210 101,177 100,472 75,755 39,563 49,847 41,553 Goodwill 66,523 66,523 66,523 62,659 62,234 58,037 58,037 49,450 44,257 44,257 44,257 44,257 44,257 45,278 24,645 24,645 24,645 24,645 Total non-current assets 3,605,534 3,051,367 2,832,143 2,465,530 1,729,171 1,243,191 1,238,965 1,171,558 1,217,487 1,258,197 1,145,303 1,066,728 964,026 1,129,923 983,108 959,155 955,058 1,205,430 Total Assets $ 10,843,981 $ 9,991,981 $ 11,348,081 $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947 Liabilities and Equity Current liabilities Derivative liabilities 151,348 99,253 40,482 67,400 86,364 89,702 165,858 112,136 118,770 395,835 160,642 39,737 47,371 81,325 16,568 19,334 41,854 31,654 Accounts payable and accrued liabilities 306,839 269,979 277,663 421,355 226,080 270,468 281,531 196,855 193,841 192,441 140,376 132,877 118,492 113,052 120,955 119,823 133,891 110,213 Digital assets borrowed 1,486,909 1,441,951 2,361,161 3,055,182 2,836,370 1,760,455 1,497,609 1,163,768 950,178 975,582 398,277 272,239 355,092 308,338 170,566 501,119 425,108 864,525 Payable to customers 80,723 82,803 85,808 87,249 16,324 19,288 19,520 96,864 94,816 80,740 3,442 3,446 11,905 13,876 9,591 22,771 142,936 138,119 Loans payable 286,715 84,542 52,626 316,916 348,214 345,249 510,718 248,818 211,384 275,415 93,069 51,565 1,546 3,058 0 112,528 105,783 129,236 Collateral payable 1,933,066 1,550,976 1,980,171 2,547,179 1,869,501 943,513 1,399,655 1,154,471 811,656 684,838 581,362 520,618 440,184 349,976 131,506 206,187 189,615 755,315 Notes payable - current 436,985 432,728 428,545 — — — — — — — — — — — — — — — Other current liabilities 130,583 122,661 85,062 235,161 88,613 73,358 13,034 166,879 116,973 116,014 40,936 50,579 7,468 11,148 8,090 19,372 37,988 81,295 Total current liabilities 4,813,168 4,084,893 5,311,518 6,730,442 5,471,466 3,502,033 3,887,925 3,139,791 2,497,618 2,720,865 1,418,104 1,071,061 982,058 880,773 457,276 1,001,134 1,077,175 2,110,357 Non-current Liabilities Notes payable 2,825,773 2,625,698 2,432,510 1,150,287 725,571 763,798 845,186 434,306 427,679 421,405 408,053 395,896 393,465 389,213 384,515 425,629 424,842 472,361 Digital assets borrowed, non-current 27,560 55,361 56,107 9,580 8,564 6,603 — — — — — — — — — — — — Other non-current liabilities 457,372 447,414 513,169 460,088 256,132 162,114 192,392 60,796 68,555 59,794 56,952 53,157 59,430 63,975 62,889 32,517 27,668 19,785 Total non-current liabilities 3,310,705 3,128,473 3,001,786 1,619,955 990,267 932,515 1,037,578 495,102 496,234 481,199 465,005 449,053 452,895 453,188 447,404 458,146 452,510 492,146 Total Liabilities 8,123,873 7,213,366 8,313,304 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109 1,520,114 1,434,953 1,333,961 904,680 1,459,280 1,529,685 2,602,503 Equity Unit holders capital 1,823,366 1,811,707 1,955,735 1,762,366 1,506,321 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,746,494 1,774,695 2,306,684 Non-controlling interest 896,742 966,908 1,079,042 1,409,953 1,117,897 — — — — — — — — — — 56,652 50,070 147,760 Total Equity 2,720,108 2,778,615 3,034,777 3,172,319 2,624,218 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,803,146 1,824,765 2,454,444 Total Liabilities and Equity $ 10,843,981 $ 9,991,981 $ 11,348,081 $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947

Statements of Financial Position by Segment (Unaudited) Period ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Total assets 6,429,153 6,044,224 7,339,673 8,442,765 3,575,486 3,169,254 3,723,814 2,751,744 2,514,739 2,877,544 1,978,031 Total liabilities 5,464,780 5,137,591 6,238,722 7,176,351 3,037,783 2,691,823 3,163,499 2,336,957 2,135,670 2,444,245 1,679,765 Data Centers Total assets 2,543,967 2,103,624 1,863,911 1,414,863 771,907 264,600 199,694 191,909 196,061 157,602 114,529 Total liabilities 1,547,977 1,330,343 1,098,739 660,573 33,144 — — — — — — Treasury and Corporate Total assets 1,870,861 1,844,133 2,144,497 1,665,088 4,738,558 2,902,338 3,196,347 2,743,339 2,357,689 2,246,967 1,501,720 Total liabilities 1,111,116 745,432 975,843 513,473 3,390,806 1,742,725 1,762,004 1,297,936 858,182 757,819 203,344 Consolidated Total assets 10,843,981 9,991,981 11,348,081 11,522,716 9,085,951 6,336,192 7,119,855 5,686,992 5,068,489 5,282,113 3,594,280 Total liabilities 8,123,873 7,213,366 8,313,304 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109